FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Agreement”) is dated as of August 25, 2023, between j.p. moRGAN reit operating partnership, l.p., a Delaware limited partnership (“Borrower”), J.P. MORGAN REAL ESTATE INCOME TRUST, INC., a Maryland corporation (the “Guarantor”, and together with Borrower, the “Loan Parties”), the LENDERS party hereto, and U.S. Bank National Association, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) on behalf of the Lenders (defined below).

RECITALS:

A. The Loan Parties, the Administrative Agent, and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Revolving Credit Agreement dated as of August 31, 2022, as amended by that certain Letter Amendment dated as of January 17, 2023 (as amended and as may be further amended, modified, and supplemented and in effect from time to time, the “Credit Agreement”), which Credit Agreement provides, among other things, for revolving credit loans in an aggregate amount of up to $65,000,000 to be made by the Lenders to the Borrowers. Each initially capitalized term used but not defined in this Agreement has the meaning given to such term in the Credit Agreement.

B. The Loan Parties have requested, and Administrative Agent and the Lenders desire to, among other things, permit the Borrower to (i) extend the Maturity Date and (ii) decrease the Commitments, subject to the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.
Amendment of Credit Agreement. Effective as of the Effective Date (defined below), the Credit Agreement is hereby amended as follows:
(a)
The definition of “Stated Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
““Stated Maturity Date” means August 29, 2024.”
(b)
The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Applicable Margin” means, with respect to Base Rate Loans, Term SOFR Rate Loans, and Letter of Credit fees, 2.45%.”

(c)
The definition of “Facility Extension Request” is hereby deleted in its entirety.
(d)
Section 2.15 of the Credit Agreement is hereby deleted in its entirety. Wherever a reference to Section 2.15 of the Credit Agreement is made elsewhere in the Credit Agreement or in any other Loan Document, such reference is hereby changed to “[intentionally omitted]”.
(e)
Schedule 1.01 of the Credit Agreement is deleted in its entirety and replaced with Schedule 1.01 attached hereto.

(f)
Exhibit M to the Credit Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.
Section 2.
Commitment. Lenders agree that as of the Effective Date, their respective Commitments shall be equal to the amounts set forth on Schedule 1.01 attached hereto. Wherever the aggregate Commitments are represented as $65,000,000 in the Credit Agreement or any other Loan Document, such is hereby changed to $8,000,000.
Section 3.
Effective Date. Subject to the satisfaction of the conditions set forth in Section 4, this Agreement shall be effective as of the date of this Agreement (the “Effective Date”).
Section 4.
Conditions to the Effectiveness of this Agreement. It shall be a condition precedent to the effectiveness of this Agreement that each of the following conditions are satisfied:
(a)
all representations and warranties by such Loan Party contained or incorporated in the Credit Agreement or any of the other Loan Documents to which such Loan Party is a party, as amended by this Amendment, are true and correct in all material respects as of the date hereof, except to the extent such representation and warranty is made as of a specified date, in which case such representation and warranty remains true and correct in all material respects as of such specified date;
(b)
the Loan Parties shall have executed and delivered counterparts of this Agreement to the Administrative Agent;
(c)
the Borrower shall have paid to the Administrative Agent for the benefit of Lenders a facility extension fee equal to 0.30% on the then-existing Maximum Commitment; and
(d)
the Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out-of-pocket costs and expenses, including legal fees, incurred in connection with this Agreement.
Section 5.
Ratification. Except as modified herein, all of the Loan Documents are hereby ratified and confirmed on behalf of the parties hereto and thereto.
Section 6.
Miscellaneous.
(a)
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
(b)
Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the Loan Parties and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement as if this Agreement were a Loan Document). Any such waiver, modification or amendment shall be binding upon the Loan Parties, the Administrative Agent, each Lender, and each holder of any of the Notes.
(c)
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

First Amendment to Revolving Credit Agreement

(d)
Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.
(e)
Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or .pdf file shall be effective as delivery of a manually executed counterpart of this Agreement.
(f)
Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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First Amendment to Revolving Credit Agreement

EXECUTED and delivered as of the date first written above.

BORROWER:
j.p. moRGAN reit operating partnership, l.p., a Delaware limited partnership
By:	J.P. MORGAN REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole general partner

By:	/s/ Rita Lai Blumberg
Name: Rita Lai Blumberg Title: Authorized Signer

GUARANTOR:
J.P. MORGAN REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Rita Lai Blumberg
Name: Rita Lai Blumberg Title: Authorized Signer

[Signatures continue on following page]

Signature Page to

First Amendment to Revolving Credit Agreement

Administrative Agent and LenderS:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Lender

By: /s/ Robert Grudzinski
Name: Robert Grudzinski
Title: Senior Vice President

Signature Page to

First Amendment to Revolving Credit Agreement

SCHEDULE 1.01

LENDER COMMITMENTS

Name	Commitment	Applicable Percentage
U.S. Bank National Association	$8,000,000.00	100%
TOTAL	$8,000,000.00	100%

Schedule 1.01 to

First Amendment to Revolving Credit Agreement